UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 19, 2005, the Registrant received USD $2,000,000, which is the first disbursement of a three step plan of finance in the aggregate totaling USD $4,000,000 from Tirion Group, Inc.

On May 19, 2005 the Registrant initiated to complete a full redemption and prepayment of all debentures and debenture debt outstanding held by AJW Partners and others, and deposited into escrow the appropriate funds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  May 24, 2005

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